S000075205 [Member] Investment Strategy - iShares U.S. Long Government Bond Index Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowings for investment purposes, is invested in securities comprising the Bloomberg U.S. Government: Long Index, which, for the Fund, are considered bonds issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index, the Bloomberg U.S. Government: Long Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Fund’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. The Fund’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund’s expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund’s benchmark index is calculated, the size of the Fund’s investment portfolio, and the timing, frequency and size of shareholder purchases and redemptions.
The Bloomberg U.S. Government: Long Index is a capitalization weighted index that measures U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures (securities issued by U.S. government owned or government sponsored entities, and debt explicitly guaranteed by the U.S. government) with a maturity equal or greater than ten years. The index is rebalanced monthly. There were approximately 362 fixed-income securities included in the Bloomberg U.S. Government: Long Index as of December 31, 2025. All securities in the Bloomberg U.S. Government: Long Index are rated investment-grade.
The Fund will be invested and reinvested primarily in U.S. debt securities with maturities greater than ten years, with the objective of approximating as closely as practicable the total rate of return of the Bloomberg U.S. Government: Long Index. The dollar-weighted average maturity of the Fund’s portfolio, under normal circumstances, is expected to be more than ten years.
The Fund utilizes sampling techniques that are designed to allow the Fund to duplicate substantially the investment performance of the Bloomberg U.S. Government: Long Index. However, the Fund is not expected to track the Bloomberg U.S. Government: Long Index with the same degree of accuracy that complete replication of the Bloomberg U.S. Government: Long Index would provide. No attempt is made to manage the Fund using economic, financial or market analysis. In addition, at times, the portfolio composition of the Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the Fund tracks.
The Fund also may engage in futures, forwards and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Fund may use futures contracts, forwards, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates.